Exhibit 10.21

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 230.406.

English Translation for Convenience

LEASE AGREEMENT

for rented commercial premises

Between

Alters- und Hinterbliebenen-Versorgungsstelle der

Technischen Überwachungsvereine VVaG

Kurfürstenstraße 58

45138 Essen

- Lessor -

UST (turnover tax) ID: DE11 98 24807

and

Business name

Nitec Pharma GmbH

- Lessee -

UST (turnover tax) ID: 37009/52183

the following agreement will be concluded:

LEASE AGREEMENT FOR OFFICE AND

ADMINISTRATION SPACE

CONTENT and ANNEXES

Page	Content

1	Table of contents

3	§1	Leased Object
3	§2	Use of Leased Object

4	§3	Furnishing of the Rental Space
4	§4	Length of Lease, Termination

5	§5	Rent

6	§6	Turnover Tax
6	§7	Changes to Rent

7	§8	Payment of Rent
7	§9	Transfer and Condition of Leased Object
7	§10	Use by Third Parties

8	§11	Maintenance and Repair
8	§12	Insurance

8	§13	Signage/Advertising Property
9	§14	Surveillance and Security Systems

9	§15	Defects to Leased Object/Counterclaims
9	§16	Modifications to Leased Object Made by the Lessee
9	§17	Modifications to Leased Object Made by the Lessor
1
10	§18	Accessing and Entering the Leased Object
10	§19	Lessor's Lien/Provision of Security

11	§20	Termination of Lease

12	§21	Miscellaneous

Annex I		List of Operating Expenses and Service Charges

Annex II		Ground Plans of the Rental Space

§ 1 - Leased Object

1.1	The Lessor is the owner of the property, Joseph-Meyer-Straße 13-15, 68167 Mannheim, Germany.

1.2

The Lessor shall lease office space totalling 171.18 sqm. on the 2nd floor of the building described above to the Lessee. This includes main floor space and ancillary space and the associated public thoroughfares and floor space occupied by technical and building service installations.

The enclosed site plan is part of the Lease Agreement (Annex II).

1.3	If subsequent measurements of the rental space deviate from the floor space provided here, neither Party has the right to rescind this Agreement, to terminate this Agreement or to demand a change in rent. The floor space indicated is to be taken as the basis whenever the size of the rental space is referred to in the provisions of this Agreement.

1.4	The space is being rented for use as an office.

Any changes in this type of use are only permissible upon obtaining written permission from the Lessor. In all cases, permission given by the Lessor shall be granted subject to first obtaining a required official permit to change the type of use, even if the Lessor does not remind the Lessee of the need to do this at that time. The Lessee must acquire this permit at his own expense and present it to the Lessor.

§ 2 - Use of Leased Object

2.1	The leased object shall be leased by the Lessee for the type of use specified in item 1.4.

2.2	The Lessor does not guarantee that the business the Lessee plans to conduct in the leased object is permissible according to public law. The Lessee must fulfill numerous criteria at his own expense in relation to the conduct of his business for the duration of lease. The Lessee must comply with requirements imposed by the trade supervisory office or other authorities and do so regarding space-related requirements as well.

The validity of this Lease Agreement is not contingent on an official permit permitting the lessee’s business activities.

2.3	The Lessee undertakes to actively conduct his business and keep it open and operating in accordance with the type of business being conducted (contractual operation to use, open or operate) for the duration of this Agreement.

2.4	The Lessor shall not grant the Lessee any protection against competition.

Page 3 of the Lease Agreement of December 21, 2004

2.5	The Lessee shall ask the Lessor for information about the load limit of the ceilings and obtain the Lessor's written approval before setting up machines, heavy objects or other equipment in the rental space. The Lessee shall be liable for any damages that occur because of failure to comply with these provisions. If the Lessee's equipment as described above causes damage to the building (shaking, cracks, etc.) or disturbances or has detrimental effects (e.g., noise, dust, disturbing smells, etc.) for other lessees of the building, the Lessor may revoke his approval and demand that the Lessee refrain from these activities.

2.6	Lease of the object shall include the right of free access to the leased object.

§ 3 - Furnishing and Transfer of the Rental Space by the Lessor

3.1	The Lessee is aware of the current condition and layout of the leased object.

3.2	The leased object will be handed over to the Lessee by January 2005 at the latest. A record shall be made of the transfer.

§ 4 - Length of Lease and Termination

4.1	Tenancy shall begin on January 1, 2005, and terminate after 1.5 years on June 30, 2006. section 568 of the German Civil Code (BGB) does not apply to the Contracting Parties once tenancy has been terminated.

4.2	Ordinary notice of termination shall be excluded for the duration of tenancy. The right of both Parties to immediate termination without notice for good cause shall remain unaffected. The right of the Lessor to effect immediate termination without notice applies particularly when:

a)	the Lessee is behind by more than one month's rent or has not provided the security agreed to in the amount, period of time and means stipulated in the Agreement;

b)	the Lessee makes structural changes to the leased object or to parts thereof without first obtaining the Lessor's permission or uses it for purposes other than those stipulated in the Agreement, in particular subletting it to third parties;

c)	the Lessee ceases payment, it comes to legal or out-of-court settlement or bankruptcy proceedings regarding his assets or he is required to make an oath regarding his assets;

Page 4 of the Lease Agreement of December 21, 2004

d)	if the Lessee fails to comply with the terms of contract despite two written warnings regarding the same.

4.3	The Lessee has the option to extend the Lease Agreement by one, two or three years once the term of the Lease Agreement as specified under item 4.1 has expired. If the Lessee chooses to exercise this option, he shall notify the Lessor of this decision in writing 6 months prior to expiration of tenancy. The Agreement shall be terminated 6 months prior to the relevant date of expiration.

4.5	If the Lessee is a natural person, the right of early termination pursuant to section 569 of the German Civil Code (BGB) shall hereby be excluded.

§ 5 - Rent

5.1	Rent for the basic leasing period from January 1, 2005, until June 30, 2006, shall be calculated as follows:

Office space	171.18 sqm	X	[…***…]	[…***…]
3 underground parking spaces				[…***…]
Advance payment of service charges	171.18 sqm	X	[…***…]	[…***…]

Subtotal, net				[…***…]
16 % value-added tax				[…***…]

Gross total				[…***…]

If the Lessee decides to exercise the option stipulated in item 4 for one year, the rent in the amount of […***…] shall remain the same. For a two-year duration, rent shall be reduced to […***…] per sqm and to […***…] per sqm for a duration of three years.

5.2	In addition to basic rent, the Lessee shall pay all operating expenses for the leased object that are attributed directly to him (e. g., electricity, gas, water, telephone and other communications expenses) as well as all of the building operating expenses and service charges. Operating expenses and service charges comprise all costs listed in Annex I of this Agreement as well as any costs that may arise in the future, having been newly introduced for the leased object by law, regulation, by-law or for any other reason. The list of operating expenses and service charges pursuant to Annex I is therefore an example and not a final listing of all possible costs.

5.3	The Lessor shall apportion these operating expenses and service charges to the Lessee and settle these with him. If there are several lessees in the building, the Lessor shall determine how these costs should be distributed (distribution legend) to the extent he is required to do so by legal provisions and shall do so in accordance with these provisions. The distribution legend shall be based on the share of leased space from the total area.

Page 5 of the Lease Agreement of December 21, 2004

***Confidential Treatment Requested

5.4	The Lessor shall invoice these expenses annually by December 15th of the following year at the latest. Should tenancy end during a billing period, the expenses shall be invoiced within the scope of the following annual accounting activities.

5.5	If operating costs increase or can be reasonably expected to increase (e. g., due to notification of an increase in local charges), the Lessor has the right to demand a corresponding increase in the advance payments.

§ 6 - Turnover Tax

6.1	In addition to the stipulated basic rent including operating expenses and service charges, the Lessor shall pay turnover tax as it falls due as prescribed under law. The Lessee guarantees that he intends to use the rental space exclusively for generating turnover which does not exclude the Lessor from deducting input tax. If the Lessee does not use the rental space exclusively to generate profit that does not exclude input tax deduction as promised (use having negative tax effects), basic rent including service charges shall increase for the period of use having negative tax effects by whichever amount is equal to the basic rent plus operating expenses and service charges for the turnover tax paid.

6:2	Upon the Lessor's request, the Lessee shall provide proof that he is using the leased object solely to generate profit that does not exclude input tax deduction. The Lessee shall immediately inform the Lessor before he starts using the leased object for use having negative tax effects and compensate the Lessor for any damage that may arise due to the Lessee violating his obligation to give notice; this particularly includes damage caused to the Lessor by paying turnover tax to the internal revenue service after the leased object has begun to be used for purposes having negative tax effects, even though lease of the object is at that time no longer subject to turnover tax. Claims for damages of this nature shall not become statute-barred until 6 months after a tax authority or tax court has determined that the Lessor does not or no longer has the right to input tax deduction.

§ 7 - Changes to Rent

7.1.	If the price index determined by the German Federal Statistics Office for the standard of living for all private households (consumer price index for Germany) (base year 2000 = 100 points) changes as compared to its state as of June 30, 2009, or as compared to the last adjustment of rent by more than […***…], the basic rent stipulated in item 5 shall be proportionally modified accordingly. Changes shall become effective on the first day of the month in which the change has been made.

Page 6 of the Lease Agreement of December 21, 2004

***Confidential Treatment Requested

7.2.

If this adjustment clause cannot be considered approved pursuant to item 4 of the price clause decree, the Parties undertake to agree on an adjustment clause that comes as close as possible to the commercial concept and purpose of the original clause which can be approved according to the provisions valid at that time.

§ 8 - Payment of Rent

Payment of rent shall begin on January 1, 2005.

Rent is due by the 3rd business day of each month at the latest and shall be paid to the following account: […***…].

§ 9 - Transfer of Leased Object / Condition of Leased Object

9.1	Transfer of the leased object is scheduled to take place at the start of the rental period pursuant to item 4.1. The Lessor shall notify the Lessee of the official transfer date in writing as soon as possible.

Any work that still needs to be done, e. g., complete provision of outdoor facilities and/or repair of defects, shall not prevent transfer of the leased object.

9.2	The Parties shall make a record of the transfer at the time of transfer documenting the condition of the leased object as well as any defects present at that time.

The Lessor shall repair any defects identified in the record of transfer within a reasonable amount of time.

§ 10 - Use by Third Parties

10.1	Any partial or complete use by third parties, particularly subletting the leased object, requires the Lessor’s prior consent. The Lessee shall not have the right to terminate the lease should the Lessor not give his consent. The Lessee shall be responsible for and bear the costs of meeting any conditions stipulated by the authorities within the scope of such transfer of use so that the leased object can be used for other purposes that have been approved by the Lessor.

10.1	The Lessor may revoke his approval of a subletting arrangement for good cause. However, this may not be done at an inopportune time.

Page 7 of the Lease Agreement of December 21, 2004

***Confidential Treatment Requested

§ 11 - Maintenance/Repairs/Decorative Repairs/Liability for Damages

11.1	The Lessee shall be responsible for decorative repairs as well as other maintenance and repair work inside the rental space as well as any damage caused by lessee use (wear and tear, deterioration, damage caused by the Lessee or his helpers).

§12 - Insurance

12.1	Standard building insurance (fire, storm, damage from mains water, extended coverage) and premises liability insurance shall be concluded by the Lessor and billed together with the operating expenses and service charges. The installation of any fixtures in or additions or renovations to the leased object conducted by the Lessee shall not be covered by the building insurance. The Lessee shall be obliged to obtain insurance for these fixtures, additions or renovations at his own cost.

12.2	The Lessee shall be obliged to obtain sufficient business liability insurance as well as insurance covering breaking and entering as well as theft and sufficient insurance against any damage to equipment and objects brought into the leased object at his own expense and to maintain these insurance policies for the length of the lease.

12.3	The Lessor has the right to view the insurance contracts as proof that the Lessee has obtained the insurance policies listed under item 12.2 and that these are being maintained. This also applies to payment of the first premium for each insurance policy.

§ 13 - Signage/Advertising

13.1	The Lessee shall be permitted to place nameplates and company signs in the entrance area and at the doors to the rented rooms in those places designated by the Lessor for this purpose. Other building sections or areas of the property are not part of this lease; advertising installations, vending machines, display windows, stands, signs, awnings, antennae, etc., may therefore not be installed or set up.

13.2	Any additional advertising installations or materials pursuant to item 13.1 that the Lessee wishes to install or set up shall require the Lessee to obtain the Lessor's written, prior consent, which may involve conditions and expenses to be paid by the Lessee.

13.3	The Lessor shall reserve the right to make sure that signage or any advertising or other installations are designed in accordance with a joint advertising concept for the property. The Lessee must adjust his signage and advertising and other installations so that they correspond to this uniform concept. The Lessee shall bear the costs for signage.

Page 8 of the Lease Agreement of December 21, 2004

§ 14 - Property Surveillance and Security Systems

14.1	Should the Parties deem surveillance measures necessary for the property, the Lessee shall tolerate these to the extent he is notified of said measures in due time. The Lessee shall be obliged to bear any costs incurring with respect to this matter. If there are several lessees, these costs shall be divided among them in accordance with the scale used for other operating expenses and service charges.

14.2	This shall also apply should the Lessor install security systems. Installation of security systems inside the premises by the Lessee shall require the prior consent from the Lessor.

§ 15 - Defects to Leased Object/Counterclaims

The legal provisions shall apply.

§ 16 - Modifications to Leased Object made by the Lessee

16.1	Modifications made to and in the leased object, particularly rebuilding, fixtures, installations and similar modifications, may only be made after obtaining written consent from the Lessor.

16.2	Gas, electronic and other devices may only be hooked up to the available supply network to an extent that does not exceed the usage limit designated for the leased object.

§ 17 - Modifications to Leased Object made by the Lessor

17.1	The Lessor shall have the right to make repairs and structural changes that become necessary or are advisable for maintenance, to avoid possible hazards, repair damages or improve the leased object and rental thereof even without the Lessee's consent. The Lessee shall make sure that the affected rooms and space are accessible and may not prevent or delay completion of the work; should he do this, the Lessee shall pay for any damage that arises.

17.2	The Lessor shall make allowances for the Lessee's business affairs. In particular, the Lessor shall inform the Lessee of such work in due time. This obligation to inform the Lessee shall not apply in the case of imminent danger.

Page 9 of the Lease Agreement of December 21, 2004

§ 18 - Accessing and Entering the Leased Object

The Lessee shall guarantee that the Lessor or his agents, experts or interested parties are able to enter and view the leased object at any time during standard business hours for the purposes of re-letting, sale, assessing the condition of the leased object or doing work on the leased object, if the Lessee has been notified in advance.

The Lessee shall guarantee that the leased object can be accessed and entered at any time of day or night in the case of imminent danger.

§ 19 - Lessor’s Lien / Provision of Security

19.1	The Lessor has a lessor’s lien on items brought into the leased object by the Lessee (office furniture, machines and other objects for business use and furnishing) for all present and future claims under this Agreement.

19.2	If third parties pledges items brought into the leased object by the Lessee, the Lessee shall be obliged to immediately notify the Lessor of the details and scope of the pledge by providing him with the relevant documents.

19.3	At least 14 days prior to the commencement of the lease pursuant to section 4.1 the Lessee shall provide security (guarantee) in the amount of […***…] rent plus the agreed or estimated operating expenses and service charges as well as the applicable value-added tax in the amount of

[…***…]

[…***…]

as security for all the Lessor's claims under this Agreement and its termination.

(Translator’s note: The amount indicated in numbers and that indicated in words do not correspond in the original document and have therefore been translated as such.)

Security shall be provided in the form of an unconditional, irrevocable and unlimited guarantee for which the Lessee is liable as the sole principal from a major bank headquartered in the Federal Republic of Germany for which the guaranteeing bank shall waive the right to appeal, to offset and to deposit and the rights and objections from sections 768 and 776 of the German Civil Code (BGB) and which is obligated to pay on the first request to do so by the Lessor.

The guarantee may not contain any further conditions or limitations beyond the provision that the guarantee obligation shall be returned, if the Lessor returns the bank guarantee to the guarantor or if the lease is terminated and all of the Lessee's obligations arising from said lease have been fulfilled, if applicable reduced by the amount claimed by the Lessor.

Page 10 of the Lease Agreement of December 21, 2004

***Confidential Treatment Requested

19.4	In the event changes are made to basic rent during tenancy and/or to the operating expenses and service charges by at least […***…] of the previous monthly total, the Lessee shall be obliged to adjust his provision of security accordingly, if requested to do so by the Lessor within 14 days of receiving said request.

§ 20 - Termination of Lease

20.1	Once lease has been terminated, the Lessee shall return the leased object cleaned and in suitable condition together with all keys to the Lessor. The Lessee shall also conduct any necessary decorative repairs, maintenance and other repairs that he is obligated to conduct pursuant to section 11 until the end of the lease; should the Lessee fail to do so, the Lessor may conduct such repairs and measures himself instead of the Lessee at the Lessee's cost without reminding the Lessee that he is obligated to make such repairs.

20.2	Objects that the Lessee has placed in the leased object and any changes made by him to the leased object during the lease, particularly fixtures and renovation, including signage, advertising installations and other installations in accordance with item 13 of this Agreement must be professionally removed and the original state of the lease object needs to be established by the Lessee.

The Lessee shall not remove the cabling, the built-in server room and the air conditioning unit located in the server room present in the premises at the commencement of the lease, after moving out of the leased object.

The Lessor may avert the exercise of this right to remove an article by paying suitable compensation based on the current value of the object.

Page 11 of the Lease Agreement of December 21, 2004

***Confidential Treatment Requested

§ 21 Miscellaneous

21.1	Place of fulfillment and court of jurisdiction for all obligations in connection with this Agreement shall be Mannheim, Germany.

21.2	Should one or more provisions of this Agreement be invalid, this shall not affect the validity of the other provisions. The Parties shall replace the invalid provision by an effective provision with retroactively effect, on which they would reasonably have agreed had they previewed the invalidity or absence of the respective provision.

21.3	Supplementary agreements, changes, additions and cancellation of the Agreement are only effective if conducted in writing. This also applies to any kind of permission or consent. The written form requirement may only be waived expressly and in written form. In particular, any declarations arising within the scope of this Agreement such as cancellations, consent, permits and similar declarations shall be made in writing to be effective.

21.4	The built-in server room in the offices, including technical installations (e.g., additional cabling, air conditioning unit) as well as the additional door closing system including installations shall remain in the premises after the Lessee has moved out.

21.5	Reference shall be made to the Annexes I - II associated with this Agreement.

Essen, January 6, 2005	Munich, December 22, 2004

[Illegible Signature]	[Illegible Signature] [Illegible Signature]
(Lessor)	(Lessee)

Page 12 of the Lease Agreement of December 21, 2004

Annex I to the Lease Agreement AHV / Nitec Pharma

LIST OF OPERATING EXPENSES AND SERVICE CHARGES

The following running costs that are incurred by the owner due to his ownership of the property or due to the intended use of the building or the economic unit, the adjoining buildings, facilities, installations and property, unless they are usually borne directly by the Lessee in addition to the rent, constitute the operating expenses and service charges:

1.	Current public rates and charges for the property

These namely comprises the land tax.

2.	Costs for water supply

These comprise the costs for water consumption, basic charges and charges for renting meters, costs for using intermediate meters as well as operating costs.

3.	Drainage costs

These comprise the charges for use of a public drainage system, including discharge of rainwater as well as operating costs.

4.	Heating system costs

These comprise the operating and cleaning costs

a)	for the heating system as well as the costs for using measuring equipment to measure consumption. Heating systems may, for example, be central heating systems or heating systems connected to the hot water supply system, central fuel supply systems or floor heating systems

b)	costs for district heating and operating costs

c)	costs for reading and analysis of the equipment to measure consumption.

5.	Costs of hot water supply

These include the operating and cleaning costs for

a)	hot water supply facilities, such as central hot water supply facilities or hot water supply facilities connected to the heating system;

b)	costs for supplying with district hot water and operating costs for the associated facilities in the building;

Page 1 of the Annex I to the Lease Agreement of December 21, 2004

c)	hot water units and equipment to measure consumption;

d)	costs for reading and analysis of the equipment to measure consumption.

6.	Costs for air conditioning and ventilation systems

These comprise the operating costs.

7.	Costs for the passenger elevator or freight elevator

These comprise the costs for the operational electricity, supervision costs, service costs, costs of monitoring the installation and maintenance costs, costs for regularly checking it for operational readiness and operational safety, including adjustment by an expert and cleaning costs.

8.	Costs for street cleaning and garbage disposal

These comprise the fees to be paid for public street cleaning and garbage disposal as well as the costs for corresponding non-public measures.

9.	Costs for cleaning and pest control

Cleaning costs include, among others, costs for cleaning the property, in particular access and entrance areas, corridors, staircases, basements, attic spaces, laundry rooms, technology rooms, lift cages and facades as well as costs for glass cleaning.

10	Costs for outside facilities

These comprise costs for horticultural upkeep and ground maintenance, including replanting of plants and trees and the upkeep of playgrounds, including replacing sand. These also include upkeep, cleaning, snow removal and strewing sand or other suitable material in areas, access areas and driveways that are not used for public traffic.

11.	Lighting costs

These comprise the electricity costs for outdoor lighting and the indoor lighting of general building sections, such as access and entrance areas, corridors, staircases, basements, attic areas, laundry rooms and technology rooms.

Page 2 of the Annex I to the Lease Agreement of December 21, 2004

12.	Costs of cleaning pipes and chimneys

These comprise fees for cleaning pipes and chimneys pursuant to the applicable list of fees.

13.	Insurance costs

These comprise the costs for all insurance policies that have been taken out for the object, such as building insurance with all-risk coverage, glass insurance, liability insurance for the building, the oil tank and the elevator as well as insurance against loss of rent.

14.	Costs for the janitor, porter or doorman and all other staff required for building operation

These include, inter alia, ancillary labor costs and special remuneration.

15.	Costs for signage and advertising installations

These comprise costs for installing and operating signs and advertising installations. Signage comprises business name, name, location and information signs.

16.	Property management costs

These comprise the costs for property management with technical and commercial support.

17.	Costs for a lightning protection system

18.	Costs for parking facilities

These comprise costs for operating, cleaning and maintenance of parking facilities.

19.	Operational electricity costs

These comprise operational electricity costs for the common building sections and facilities, to the extent they are not borne by the users themselves or are included in the above-mentioned items.

20.	Maintenance costs

These comprise the costs for all maintenance work carried out on the property that are not included in the above-mentioned items.

Page 3 of the Annex to the Lease Agreement of December 21, 2004

21.	Other public charges

22.	Costs

of operation

a)	of the common aerial system or

b)	the private distribution system connected to a broadband cable network or

c)	of the satellite reception equipment

23.	Costs for property surveillance and security installations

These comprise the costs for regular and special monitoring and surveillance measures as well as the costs for manufacturing, installing and operating security installations.

24.	Costs for other equipment

These include operating costs such as those for washing machine and dryer facilities.

25.	Costs for property service charge accounts

These comprise the capital cost for the property service charge accounts, including bank service charges, account-keeping fees, interest charges.

26.	Other operating costs

These comprise the operating costs not mentioned in clause 1 to 25, namely operating costs for adjoining buildings, facilities and installations.

Essen, January 6, 2005	Mannheim, December 22, 2004

[Illegible Signature]	[Illegible Signature] [Illegible Signature]
(Lessor)	(Lessee)
Alters- und Hinterbliebenen-Versorgungsstelle der Technischen Überwachungs-Vereine (VVaG) Kurfürstenstraße 56 45138 Essen

Page 4 of Annex I to the Lease Agreement of December 21, 2004

Addendum No. 1 to the Lease Agreement of January 6, 2005/December 22, 2004

Object: Janus-Office-Center,

Josef-Meyer-Str. 3-15, D- 68167 Mannheim, Germany

between

Alters- und Hinterbliebenen Versicherung der

Technischen Überwachungsvereine VVaG

Kurfürstenstr. 56

45138 Essen, Germany

UST ID: DE 11 98 24807

represented by its managing executive board member, Dr. rer. pol. G. Wiedemann,

and

the company

Nitec Pharma GmbH

Joseph-Meyer-Str. 13-15

68167 Mannheim, Germany,

represented by its general manager, Mr. Jochen Mattis

- hereinafter referred to as the “Lessee” -

1.	Amendment of § 1 Rental Property (Translator’s note: Item 1 of the Lease Agreement is called “Leased Object” and not “Rental Property”.)

The rental space shall be extended by 57.65 sqm on the second floor. The ground plan is attached as Annex 1 to this Addendum.

3.	Amendment of § 4 Rent, Service Charges and Value-added Tax

As of February 1, 2006, the rent for the second floor shall be composed of the following:

Presently occupied office space	171.18 sqm	x	[…***…]	[…***…]
New office space	57.65 sqm	x	[…***…]	[…***…]
4 underground parking spaces				[…***…]
Advance payment of service charges	228.83 sqm	x	[…***…]	[…***…]

Net sub-total				[…***…]
16%VAT.				[…***…]

Total sum gross				[…***…]

Page 1 of the Addendum of December 7, 2005

***Confidential Treatment Requested

4.	Miscellaneous

1.	The Lessor shall bear the costs for the relocation of electricity and server cables as well as for the fitting of carpet in the newly rented premises.

The Lessee shall bear the costs for moving the walls.

2.	All other provisions of the main Lease Agreement of January 6, 2005/ December 22, 2004, shall remain in force without change.

Essen, January 30, 2006	Mannheim, January 13, 2006

Alters- und Hinterbliebenen Versicherung	Fa. Nitec Pharma GmbH
der Technischen Oberwachungsvereine VVAG	Joseph-Meyer-Str. 13-15
Kurfürstenstr. 58	68167 Mannheim
45138 Essen

[Illegible Signature]	[Illegible Signature]
(Lessor)	(Lessee)
[stamp: Alters-und Hinterbliebenen-Versicherung] [stamp: Fa. Nitec Pharma GmbH]

Page 2 of the Addendum of December 7, 2005

Annex to the Addendum

Addendum No. 2 to the Lease Agreement of January 6, 2005 / December 22, 2004

Object: Janus-Office-Center,

Josef-Meyer-Str. 13-15, 68167 Mannheim

between

Alters- und Hinterbliebenen Versicherung der

Technischen Überwachungsvereine VVaG

Kurfürstenstr. 56

45138 Essen, Germany

UST ID: DE 11 98 24807,

represented by its executive board, Dr. rer. pol. G. Wiedemann, and Mr. Ralf Heynck,

and

the company

Nitec Pharma GmbH

Joseph-Meyer-Str. 13-15

68167 Mannheim, Germany,

represented by its managing director, Dr. Achim Schäffler

- hereinafter referred to as the “Lessee” -

1.	Amendment to § 1 Rental Property

As o February 1, 2007, the rental space on the second floor shall be expanded by 214.17 sqm. The Lessee will thus occupy the complete second floor. The overall space will amount to 443 sqm.

2.	Amendment to § 4 Term of Lease and Termination

As of February 1, 2007, the lease for the complete second floor shall be extended by another two years until January 31, 2009 [changed Jaas]

3.	Amendment to § 5 Rent

As of February 1, 2007 the rent fort he second floor is composed as follows:

Basic rent for the office space on the 2nd floor	443.00 sqm	x	[…***…]	[…***…]
Underground parking spaces 125, 126,127,128				[…***…]
Parking spaces No. 33+32				[…***…]

Basic rent total				[…***…]
Advance payment of service charges	443.00 sqm	x	[…***…]	[…***…]

Net total: rent including heating				[…***…]
+ 19% VAT				[…***…]

Total amount				[…***…]

Page 1 of the Addendum No. 2 AHV/Nitec

***Confidential Treatment Requested

4.	Miscellaneous

1.	The Lessee shall bear the costs for the installation of the electricity and server cables as well as for the demolition of the added wall.

2.	The Lessor shall bear the costs for the fitting of carpet in the newly rented premises.

3.	All other provisions of the main Lease Agreement of January 6, 2005/ December 22, 2004, shall remain in force without change.

Essen,	Mannheim, January 3, 2007

Alters- und Hinterbliebenen-Versicherung der	Fa. Nitec Pharma GmbH
Technischen Überwachungs-Vereine VVaG	Jpseph-Meyer-Str. 13-15
Kronprinzenstr. 30

45128 Essen	68167 Mannheim

[Illegible Signature]	[Illegible Signature]
(Lessor)	(Lessee)

Page 2 of the Addendum No. 2 AHV/Nitec

Addendum No. 3 to the Lease Agreement of January 6, 2005 / December 22, 2004

Object: Janus-Office-Center,

Josef-Meyer-Str. 13-15, 68167 Mannheim

between

Alters- und Hinterbliebenen-Versicherung der

Technischen Überwachungs-Vereine VVaG

Kronprinzenstr. 30

45128 Essen

UST ID: DE 11 98 24807,

represented by the executive board, Dr. rer. pol. G. Wiedemann, and Mr. Ralf Heynck,

- hereinafter referred to as the “Lessor” -

and

the company

Nitec Pharma GmbH

Joseph-Meyer-Str. 13-15

68167 Mannheim

represented by its managing director, Dr. Achim Schäffler,

- hereinafter referred to as the “Lessee” -

1.	Amendment to § 1 Rental Property

As of April 1, 2008, the rental space shall be expanded by 247.29 sqm on the sixth floor.

Thus, the floor space will amount to a total of 690.29 sqm (second and sixth floor).

2.	Amendment to § 5 Rent

As of April 1, 2008, the rent shall be composed of the following:

Basic rent office space on the 2nd floor	443.00 sqm	x	[…***…]	=	[…***…]
Basic rent for the office space on the 6th floor	247.29 sqm	x	[…***…]	=	[…***…]
Underground parking spaces 125,126,127,128,132,133					[…***…]
Parking spaces No. 32+33+10+11+2					[…***…]

Basic rent total					[…***…]
+ Advance payment of service charges	690.29 sqm	x	[…***…]	=	[…***…]

Net total: rent including heating					[…***…]
+ 19% VAT					[…***…]
Total amount					[…***…]

Page 1 of the Addendum No. 3 AHV/Nitec

***Confidential Treatment Requested

4.	Miscellaneous

1.	The Lessee shall bear the costs for the paintwork and the cleaning of the carpet in the offices on the sixth floor.

2.	The Lessor shall replace the carpet in those offices in which the carpet is heavily worn out.

3.	The Lessor shall bear the costs for a dishwasher.

4.	The furniture on the sixth floor shall be transferred to the company Nitec Pharma free of charge.

5.	All other provisions of the main Lease Agreement of January 6, 2005/ December 22, 2004, shall remain in force without change.

Essen,	Mannheim, April 4, 2008

Alters- und Hinterbliebenen-Versicherung der	Fa. Nitec Pharma GmbH
Technischen Überwachungs-Vereine WaG	Joseph-Meyer-Str. 13-15
Kronprinzenstr. 30

45128 Essen	68167 Mannheim

[Illegible Signature]	[Illegible Signature]
(Lessor)	(Lessee)

Annex I: Ground plan of the sixth floor

Annex II: Underground parking spaces and parking spaces on the first floor

Page 2 of the Addendum No. 3 AHV/Nitec

Annex I to the Addendum No. 3

7.1.5

Addendum No. 4 to the Lease Agreement of January 6, 2005 / December 22, 2004

Object: Janus-Office-Center,

Josef-Meyer-Str. 13-15, 68167 Mannheim

between

Alters- und Hinterbliebenen-Versicherung der

Technischen Überwachungs-Vereine VVaG

Kronprinzenstr. 30

45128 Essen

UST ID: DE 11 98 24807,

represented by the executive board, Dr. rer. pol. G. Wiedemann, and Mr. Ralf Heynck

- hereinafter referred to as the “Lessor” -

and

the company

Nitec Pharma GmbH

Joseph-Meyer-Str. 13-15

68167 Mannheim

represented by its managing director, Dr. Achim Schäffler

- hereinafter referred to as the “Lessee” -

1.	Amendment to § 4 Term of Lease and Termination

The lease of the whole rented space shall be extended until December 31, 2010.

2.	Miscellaneous

All other provisions of the main Lease Agreement of January 6, 2005/December 22, 2004, along with all addendums shall remain in force without change.

Essen, September 24, 2008	Mannheim, September 18, 2008

Alters- und Hinterbliebenen-Versicherung der	Fa. Nitec Pharma GmbH
Technischen Überwachungs-Vereine VVaG	Joseph-Meyer-Str. 13-15
Kronprinzenstr. 30

45128 Essen	68167 Mannheim

[Illegible Signature]	[Illegible Signature]
(Lessor)	(Lessee)

Page 1 of the Addendum No. 4 AHV/Nitec

Addendum No. 5 to the Lease Agreement of January 6, 2005 / December 22, 2004

Object: Janus-Office-Center,

Josef-Meyer-Str. 13-15, D-68167 Mannheim

between

Alters- und Hinterbliebenen-Versicherung der

Technischen Überwachungs-Vereine VVaG

Kronprinzenstr. 30

45128 Essen

UST ID: DE 11 98 24807,

represented by the executive board, Dr. rer. pol. G. Wiedemann, and Mr. Ralf Heynck

- hereinafter referred to as the “Lessor” -

and

the company

Nitec Pharma GmbH

Joseph-Meyer-Str. 13-15

68167 Mannheim

represented by its managing director, Dr. Achim Schäffler

- hereinafter referred to as the “Lessee” -

1.	Amendment to § 1 Rental Property

As of April 1, 2009, the Lessee shall in addition rent a store room on the first floor.

2.	Amendment to § 5 Rent

Thus, as of April 1, 2009 the monthly rent payment shall amount to the following:

Basic rent for the office space on the 2nd floor	443.00 sqm	x	[…***…]	[…***…]
Basic rent for the office space on the 6th floor	247.29 sqm	x	[…***…]	[…***…]
storage area on the 1st floor	18.50 sqm	x	[…***…]	[…***…]
Underground parking spaces 125, 126,127,128,132,133				[…***…]
Parking spaces No. 32+33+10+11+2				[…***…]

Basic rent total				[…***…]
+ Advance payment of service charges	690.29 sqm	x	[…***…]	[…***…]

Net total: rent including heating				[…***…]
+ 19% VAT				[…***…]

***Confidential Treatment Requested

Page 1 of the Addendum No. 5 AHV/Nitec

Total amount	€8,910.55

2.	Miscellaneous

All other provisions of the main Lease Agreement of January 6, 2005 / December 22, 2004, together will all addendums, shall remain in force without change.

Essen, March 12, 2009	Mannheim, March 12, 2009

Alters- und Hinterbliebenen-Versicherung der	Fa. Nitec Pharma GmbH
Technischen Überwachungs-VereineVVaG	Joseph-Meyer-Str. 13-15
Kronprinzenstr. 30

45128 Essen	68167 Mannheim

[Illegible Signature]	[Illegible Signature]
(Lessor)	(Lessee)

Page 2 of the Addendum No. 5 AHV/Nitec

Addendum No. 6 to the Lease Agreement of January 6, 2005 / December 22, 2004

Object: Janus-Office-Center,

Josef-Meyer-Str. 13-15, 68167 Mannheim

between

Alters- und Hinterbliebenen-Versicherung der

Technischen Überwachungs-Vereine-WaG-

Kurfürstenstr. 56, 45128 Essen

UST ID: DE 11 98 24807

represented by the executive board Mr. R. Heynck and Ms. S. Schwierz

- hereinafter referred to as “Lessor” -

and

the company

Horizon Pharma GmbH

in former times Nitec Pharma GmbH

Joseph-Meyer-Str. 13-15, 68167 Mannheim

represented by its managing director Dr. Achim Schäffler

- hereinafter referred to as “Lessee” -

Preamble

The trade name of the company Nitec Pharma GmbH was changed to Horizon Pharma GmbH on June 22, 2010. Therefore, all rights and obligations resulting from the existing lease agreement are simultaneously transferred to the company Horizon Pharma GmbH.

1.	Amendment to § 4 Term of Lease and Termination

The lease of the whole rented space shall be extended until December 31, 2011.

2.	Miscellaneous

All other provisions of the main Lease Agreement of January 6, 2005 / December 22, 2004, along with all addendums shall remain in force without change.

Essen, the	26.8.2010	Mannheim, the	19. Aug. 2010

Alters-und Hinterbliebenen-Versicherung der Technischen Überwachungs-Vereine VVaG Kronprinzenstr.30		Fa. Horizon Pharma GmbH Joseph-Meyer-Str. 13-15

45128 Essen		68167 Mannheim

[signature] [signature]		[signature]
(Lessor)		(Lessee)
[company’s stamp]

Page 1 of the Addendum No. 6 AHV/Horizon

7.1.4

Parking Space

Lease Agreement

Joseph-Meyer-Str. 13-15, 68167 Mannheim

between

Alters- und Hinterbliebenen Versicherung der

Technischen Überwachungsvereine VVaG

Kurfürstenstr. 56

45138 Essen

UST ID: DE 11 98 24807

represented by its managing executive board member, Dr. rer. pol. G. Wiedemann,

and

the company

Nitec Pharma GmbH

Joseph-Meyer-Str. 13-15

68167 Mannheim

represented by its managing director, Mr Jochen Mattis,

- hereinafter referred to as the “Lessee” -

1.	Leased Object

As of August 1, 2007, the Tenant shall rent the following parking spaces in Joseph-Meyer-Str. 13-15, 68167 Mannheim:

Parking spaces No. 10 +11	x	[…***…]	[…***…]
+ 16% VAT			[…***…]
Overall rent for parking spaces per month			[…***…]

2.	Termination

The Lease Agreement may be terminated by either party by giving one month’s notice.

Filderstadt, August 7, 2007	Mannheim, July 11, 2007

[stamp: TÜV SÜD Immobilien Service GmbH]	[stamp: Nitec Pharma GmbH]
[Illegible Signature]	[Illegible Signature]
(Lessor)	(Lessee)

***Confidential Treatment Requested

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 230.406.

7.1.3

MIETVERTRAG

über Gewerberäume

Zwischen

Alters- und Hinterbliebenen-Versorgungsstelle der

Technischen Überwachungsvereine VVaG

Kurfürstenstraße 58

45138 Essen

-Vermieter

UST ID: DE 11 98 24807

und

Firma

Nitec Pharma GmbH

-Mieter-

UST ID: 37009/52183

wird nachfolgender Vertrag geschlossen:

MIETVERTRAG FÜR BÜRO- UND VERWALTUNGSFLÄCHEN

INHALT und ANLAGEN

Seite	Inhalt
1	Inhaltsverzeichnis

3	§ 1	Mietsache
3	§ 2	Benutzung der Mietsache

4	§ 3	Ausstattung der Mieträume
4	§ 4	Mietzeit, Kündigung

5	§ 5	Mietzins

6	§ 6	Umsatzsteuer
6	§ 7	Änderung des Mietzinses

7	§ 8	Zahlung des Mietzinses
7	§ 9	Übergabe und Zustand der Mietsache
7	§ 10	Gebrauchsüberlassung an Dritte

8	§ 11	Instandhaltung und Instandsetzung
8	§ 12	Versicherungen

9	§ 13	Beschilderung / Reklameanlagen
9	§ 14	Objektbewachung und Sicherheitseinrichtungen

10	§ 15	Mängel der Mietsache / Gegenansprüche
10	§ 16	Veränderungen der Mietsache durch den Mieter
10	§ 17	Veränderungen der Mietsache durch den Vermieter

11	§ 18	Betreten der Mietsache
11	§ 19	Vermieterpfandrecht/Sicherheitsleistung

12	§ 20	Beendigung des Mietverhältnisses

13	§ 21	Sonstige Vereinbarungen

Anlage I		Aufstellung der Betriebs- und Nebenkosten
Anlage II		Grundrisszeichnungen der Mietflächen

§ 1 - Mietsache

1.1	Der Vermieter ist Eigentümer der Liegenschaft Joseph-Meyer-Straße 13-15, 68167 Mannheim.

1.2

Der Vermieter vermietet an den Mieter Büroflächen in dem vorstehend beschriebenen Gebäude im 1. Obergeschoss mit insgesamt 171,18 m2, darin enthalten sind Haupt-und Nebennutzflächen und die damit verbundenen Verkehrs- und Funktionsflächen.

Der beigefügte Lageplan ist Bestandteil des Mietvertrages (Anlage II).

1.3	Solltgen sich bei nachträglicher Vermessung der Mietflächen eine Abweichung von der angegebenen Mietfläche ergeben, ist keine der Parteien berechtigt, von diesem Vertrag zurückzutreten, ihn zu kündigen oder eine Änderung des Mietzinses zu verlangen. Die angegebenen Flächen sind zugrunde zu legen, soweit es nach den Bestimmungen dieses Vertrages auf die Größe der vermieteten Flächen ankommt.

1.4	Die Vermietung erfolgt zur Nutzung als Bürobetrieb.

Eine Änderung dieses Nutzungszweckes ist nur mit schriftlicher Genehmigung des Vermieters zulässig. Etwaige Genehmigungserklärungen des Vermieters werden stets, auch wenn dies nicht nochmals ausdrücklich gesagt ist, vorbehaltlich einer etwa erforderlichen behördlichen Genehmigung zur Nutzungsänderung erteilt, deren Beschaffung dem Mieter auf eigene Kosten obliegt und die dem Vermieter nachzuweisen ist.

§ 2 - Benutzung der Mietsache

2.1	Die Mietsache wird zu dem in Ziff. 1.4 genannten Nutzungszweck durch den Mieter gemietet.

2.2	Der Vermieter übernimmt keine Gewähr dafür, dass der vorgesehene Betrieb des Mieters in der Mietsache öffentlich-rechtlich zulässig ist. Der Mieter hat auf seine Kosten sämtliche Voraussetzungen für seinen Betrieb zu schaffen und während der Mietzeit aufrechtzuerhalten. Auflagen der Gewerbeaufsicht oder anderer Stellen hat der Mieter auf eigene Kosten zu erfüllen, auch soweit es sich urn Raumbezogene Auflagen handelt.

Die GüItigkeit dieses Mietvertrages ist unabhängig von einer etwa erforderlichen behördlichen Zulassung der gewerblichen Tätigkeit des Mieters.

2.3	Der Mieter verpflichtet sich, für die Dauer dieses Vertrages seinen vorgesehenen Betrieb in den Mieträumen aktiv zu betreiben und entsprechend seiner Betriebsart geöffnet bzw. besetzt zu halten (Betriebspflicht).

2.4	Der Vermieter räumt dem Mieter keinerlei Konkurrenzschutz ein.

Seite 34 des Mietvertrages vom 21.12.2004

2.5	Vor der Aufstellung von Maschinen, schweren Gegenständen, anderen Anlagen und Einrichtungen in den Mieträumen hat sich der Mieter über die zulässige Bela-stungsgrenze der Stockwerksdecken beim Vermieter zu erkundigen und seine schriftliche Zustimmung einzuholen. Für Schäden, die durch Nichtbeachtung dieser Bestimmungen eintreten, haftet der Mieter. Führen solche Anlagen und Einrichtungen des Mieters zu nachteiligen Auswirkungen auf das Gebäude (Erschütterungen, Risse usw.) oder zu Nachteilen oder Unzuträglichkeiten (z. B. Lärm, Staub, störende Gerüche etc.) der Mitbenutzer im Gebäude, so kann der Vermieter die Zustimmung widerrufen und vom Mieter Unterlassung verlangen.

2.6	Zur Anmietung gehört auch das Recht des freien Zugangs und der freien Zufahrt zur Mietsache.

§ 3 - Ausstattung und Übergabe der Mieträume durch den Vermieter

3.1	Der Zustand und die Ausstattung der Mietsache, wie sie steht und liegt, ist dem Mieter bekannt.

3.2	Die Mietsache wird dem Mieter spätestens Januar 2005 übergeben. Von der Übergabe ist ein Protokoll zu erstelien.

§ 4 - Mietzeit und Kündigung

4.1	Das Mietverhältnis beginnt am 01. Januar 2005 und wird auf die Dauer von 1,5 Jahren bis zum 30.06.2006 abgeschlossen. Bei Beendigung des Mietverhältnisses findet § 568 BGB für die Vertragsparteien keine Anwendung.

4.2	Während der Dauer des Mietverhältnisses ist die ordentliche Kündigung ausge-schlossen. Das Recht zur außerordentlichen fristlosen Kündigung aus wichtigem Grund beider Parteien bleibt unberührt. Ein wichtiger außerordentlicher Kündigungsgrund für den Vermieter liegt insbesondere vor, wenn

a)	der Mieter mit mehr als einer Monatsmiete in Rückstand gerät oder die vereinbarte Sicherheitsleistung nicht in der nach diesem Vertrag vorgesehenen Zeit, Höhe und Art gestellt hat;

b)	der Mieter ohne Zustimmung des Vermieters die Mietsache oder Teile davon baulich verändert oder zu anderen als im Vertrag bestimmten Zwecken benutzt, insbesondere Dritten zum Gebrauch überlässt bzw, untervermietet;

c)	der Mieter seine Zahlungen einstellt, es zur Einleitung eines gerichtlichen oder außergerichtlichen Vergleichs—oder Konkursverfahrens über sein Vermögen—kommen lässt oder die eidesstattliche Versicherung über sein Vermögen ableisten muß;

Seite 35 des Mietvertrages vom 21.12.2004

d)	der Mieter in derselben Sache trotz zweimaliger schriftlicher Abmahnung die Vertragsbedingungen nicht einhält.

4.3	Dem Mieter wird die Option eingeräumt, das Vertragsverhältnis nach Ablauf der unter Punkt 4.1 geregelten Mietvertragslaufzeit um ein, zwei oder drei Jahre zu verlängem. Nimmt der Mieter von seinem Optionsrecht Gebrauch, so hat er dies in schriftlicher Form dem Vermieter 6 Monate vor jeweiligem Ablauf des Mietverhältnisses mitzuteilen. Die Kündigung hat 6 Monate vor dem jeweiligen Ablauf zu erfolgen.

4.5	Soweit der Mieter eine natürliche Person ist, wird das vorzeitige Kündigungsrecht gemäß § 569 BGB hiermit ausgeschlossen.

§ 5 Mietzins

5.1	Der Mietzins setzt sich für die Grundmietzeit vom 01.01.05 – 30.06.05 monatlich wie folgt zusammen:

Bürofläche	171,18 m2	x	[…***…]	[…***…]
3 Tiefgaragensteliplätze				[…***…]
Nebenkostenvorauszahlung	171,18 m2	x	[…***…]	[…***…]

Zwischensumme netto				[…***…]
Mehrwertsteuer 16%				[…***…]

Summe brutto gesamt				[…***…]

Sollte der Mieter die in § 4 vereinbarte Option über 1 Jahr ausüben, bleibt der Mietzins in Höhe von […***…] bestehen, bei 2 jähriger Dauer reduziert sich der Mietzins pro m2 auf […***…,] bei 3 jähriger Dauer auf […***…] pro m2.

5.2	Zusätzlich zur Grundmiete übernimmt der Mieter alle für die Mietsache bei ihm direkt anfallenden Betriebskosten (z. B. Strom, Gas, Wasser, Telefon- und andere Kommunikationskosten) sowie sämtliche Betriebs- und Nebenkosten des Hauses. Betriebs- und Nebenkosten sind alle in der Anlage I zu diesem Vertrag aufgeführten Kosten sowie alle etwaigen künftig entstehenden Kosten, die durch Gesetz, Verordnung, Ortssatzung oder auf sonstiger Grundlage künftig neu für das Mietobjekt eingeführt werden. Bei der Aufstellung der Betriebs- und Nebenkosten gemäß Anlage I handelt es sich daher um eine beispielhafte und nicht um eine abschließende Aufzählung möglicher anfallender Kosten.

5.3	Diese Betriebs- und Nebenkosten werden vom Vermieter auf den Mieter umgelegt und mit ihm abgerechnet. Bei mehreren Mietem im Gebäude bestimmt der Vermieter den Umlagemaßstab (Verteilungsschlüssel) nach seinem Ermessen, soweit zwingende gesetzliche Bestimmungen dies vorschreiben, gemäß diesen Bestimmungen. Grundsätzlich richtet sich der Verteilungsschlüssel nach dem Anteil der vermietbaren Fläche an der Gesamtfläche.

***Confidential Treatment Requested

Seite 5 des Mietvertrages vom 21.12.2004

5.4	Die Abrechnung erfolgt jährlich durch den Vermieter spätestens bis zum 15.12. des Folgejahres. Endet das Mietverhäitnis während einer Abrechnungsperiode, wird die Abrechnung im Rahmen der nächstfolgenden Jahresabrechnung vorgenommen.

5.5	Erhöhen sich die Betriebskosten oder sind Erhöhungen sicher zu erwarten (z. B. durch Ankündigung kommunaler Gebührenerhöhungen), so ist der Vermieter berechtigt, eine entsprechende Erhöhung der Vorauszahlungen zu verlangen.

§ 6 Umsatzsteuer

6.1	Zuzüglich zur vereinbarten Grundmiete einschließlich der Betriebs- und Nebenkosten hat der Vermieter die Umsatzsteuer in ihrer jeweiligen gesetzlichen Höhe zu entrichten. Der Mieter versichert, dass er die Mieträume ausschließlich für Umsätze verwendet oder zu verwenden beabsichtigt, welche den Vorsteuerabzug beim Vermieter nicht ausschließen. Sollte der Mieter entgegen dieser Zusicherung die Mieträume nicht ausschließlich für solche Umsätze verwenden, die den Vorsteuerabzug nicht ausschließen (steuerschädliche Verwendung), so erhöht sich die Grundmiete einschließlich Nebenkosten im Zeitraum der umsatzsteuerschädlichen Verwendung um denjenigen Betrag, welcher der jeweiligen auf die Grundmiete zuzüglich Betriebs- und Nebenkosten zu entrichtenden Umsatzsteuer entspricht.

6.2	Auf Verlangen des Vermieters ist der Mieter verpflichtet, die ausschließliche Verwendung der Mietsache für Umsätze, die den Vorsteuerabzug nicht ausschließen, nachzuweisen. Der Mieter hat den bevorstehenden Beginn einer solchen steuerschädlichen Verwendung dem Vermieter unverzüglich anzuzeigen und ihm jeglichen Schaden zu ersetzen, der diesem aus einer Verletzung der Anzeigepflicht erwächst; hierzu zählt insbesondere jeder Schaden beim Vermieter daraus, dass dieser nach Beginn der steuerschädlichen Verwendung Umsatzsteuern an das Finanzamt abführt, obwohl nunmehr eine umsatzsteuerfreie Vermietung vorliegt. Schadensersatzansprüche dieser Art verjähren nicht vor Ablauf von 6 Monaten nach bestandskräftiger Feststellung durch eine Finanzbehörde oder ein Finanzgericht, dass der Vermieter nicht oder nicht mehr zum Vorsteuerabzug berechtigt ist.

§ 7 - Änderung des Mietzinses

7.1

Ändert sich der vom Statistischen Bundesamt festgesteilte Preisindex für die Lebenshaltung aller privaten Haushalte (Verbraucherpreisindex für Deutschland) (Basisjahr 2000 = 100 Punkte) gegenüber dem Stand 30.06.2009 oder gegenüber der letzten Mietanpassung um mehr als […***…], so ändert sich jeweils die in § 5 vereinbarte Grundmiete prozentual entsprechend. Die Änderung wird von dem Monatsersten an wirksam, der auf die Veränderung folgt.

***Confidential Treatment Requested

Seite 37 des Mietvertrages vom 21.12.2004

7.2.	Sollte diese Wertsicherungsklausel nicht gem. § 4 der Preisklauselverordnung als genehmigt gelten, so verpflichten sich die Parteien eine dem wirtschaftlichen Sinn und Zweck am ehesten entsprechende Wertsicherungsklausel zu vereinbaren, die nach den dann geltenden Vorschriften genehmigungsfähig ist.

§ 8 - Zahlung des Mietzinses

Die Mietzinszahlung beginnt am 01.01.2005.

Der Mietzins ist spätestens bis zum 3. Werktag eines jeden Monats auf das Konto der […***…]

§ 9 - Übergabe der Mietsache / Zustand der Mietsache

9.1	Die Übergabe der Mietsache ist vorgesehen für den Zeitpunkt des Mietbeginns gemäß § 4.1. Den verbindlichen Übergabetermin teilt der Vermieter dem Mieter schriftlich so früh wie möglich mit.

Ausstehende Restarbeiten, wie z. B. die völlige Herstellung der Außenanlagen und/oder die Mängelbeseitigung, hindem die Übernahme der Mietsache nicht.

9.2	Anlässlich der Übergabe wird von den Parteien ein Übergabeprotokoll gefertigt, das den Zustand der Mietsache und etwaige Mängel zu diesem Zeitpunkt dokumentiert.

Übergabeprotokoll festgestellte Mängel hat der Vermieter innerhalb einer angemessenen Nachfrist zu beseitigen.

§ 10 - Gebrauchsüberlassung an Dritte

10.1	Jede ganze oder teilweise Gebrauchsüberlassung an Dritte, insbesondere die Untervermietung der Mietsache, bedarf vor Abschluss der Zustimmung des Vermieters. Ein Kündigungsrecht des Mieters wegen Verweigerung dieser Zustimmung ist ausgeschlossen. Sind für eine anderweitige Nutzung, welche der Vermieter genehmigt hat, im Rahmen einer solchen Gebrauchsüberlassung Behördenauflagen zu erfüllen, gehen auch diese ausschließlich zu Lasten des Mieters.

10.2	Der Vermieter kann die Zustimmung zur Untervermietung aus wichtigem Grund widerrufen. Dies darf jedoch nicht zur Unzeit geschehen.

***Confidential Treatment Requested

Seite 38 des Mietvertrages vom 21.12.2004

§ 11 – Instandhaltung/Instandsetzung/Schönheitsreparaturen/Haftung für Schäden

11.1	Dem Mieter obliegen die Schönheitsreparaturen sowie die sonstigen Instandhaltungs- und Instandsetzungsarbeiten innerhalb der Mieträume, soweit die Schäden durch den Gebrauch des Mieters entstanden sind (Abnutzung, Verschleiß, Beschädigung durch den Mieter oder seine ErfüIlungsgehilfen).

§ 12 - Versicherungen

12.1	Die übliche Gebäudeversicherung (Feuer, Sturm, Leitungswasser, Extended Coverage) und die Gebäudehaftpflichtversicherung werden vom Vermieter zu Lasten der Betriebs- und Nebenkosten abgeschlossen. Durch den Mieter vorgenommene Ein-, Aus- oder Umbauten des Mietobjektes sind nicht von der Gebäudeversicherung gedeckt. Der Mieter ist verpflichtet, diese Ein-, Aus- oder Umbauten auf eigene Kosten selbst zu versichem.

12.2	Der Mieter ist verpflichtet, eine ausreichende Betriebshaftpflicht- sowie eine Einbruchdiebstahlversicherung und eine ausreichende Versicherung der eingebrachten Einrichtungen und Sachen gegen alle Beschädigungen auf eigene Kosten abzuschließen und für die Dauer der Mietzeit aufrechtzuerhalten.

12.3	Der Vermieter hat das Recht, sich von dem ordnungsgemäßen Abschluss der gem. § 12.2 vom Mieter abzuschließenden Versicherungen und deren Aufrechterhaltung durch Einsichtnahme in die Versicherungsverträge zu überzeugen. Dies gilt ebenso über die Zahlung der Erstprämie der jeweiligen Versicherung.

§ 13 - Beschilderung Reklameanlagen

13.1	Dem Mieter ist das Anbringen von Namens- und Firmenschildem im Eingangsbereich und im Bereich der Eingangstüren zu ihren Mieträumen an den vom Vermieter hierfür vorgesehenen Stellen gestattet. Sonstige Gebäudeteile oder Flächen des Anwesens sind nicht mitvermietet; Reklameanlagen, Warenautomaten, Schaukästen, Verkaufsstände, Schilder, Markisen, Antennen u. ä. dürfen daher dort nicht angebracht oder aufgestellt werden.

13.2	Darüber hinausgehende Reklameanlagen oder andere Einrichtungen gemäß § 13.1, welche der Mieter anbringen oder aufstellen will, bedürfen der vorherigen, schriftlichen Genehmigung des Vermieters, die auch mit Auflagen und Kostentragungspflichten verbunden werden kann.

13.3	Der Vermieter behält sich vor, die Beschilderung oder das Anbringen von Reklameanlagen und sonstigen Vorrichtungen einheitlich nach einem gemeinschaftlichen Werbekonzept für das Anwesen zu gestalten. Diesem einheitlichen Konzept hat sich der Mieter mit seiner Beschilderung und seinen Reklameanlagen und sonstigen Vorrichtungen anzupassen. Die Kosten der Beschilderung trägt der Mieter.

Seite 39 des Mietvertrages vom 21.12.2004

§ 14 - Objektbewachung und Sicherheitseinrichtungen

14.1	Falls die Parteien für das Objekt Bewachungsmaßnahmen als notwendig betrachten, sind diese vom Mieter zu dulden, soweit sie ihm rechtzeitig angezeigt werden. Der Mieter verpflichtet sich, die hierfür anfallenden Kosten zu tragen, bei mehreren Mietem anteilig nach dem Umlagemaßstab für andere Betriebs- und Nebenkosten.

14.2	Dies gilt entsprechend für den Fall der Installation von Sicherheitseinrichtungen durch den Vermieter. Die Installation von Sicherheitseinrichtungen innerhalb der Mieträume durch den Mieter bedarf der vorherigen Zustimmung des Vermieters.

§15 Mängel der Mietsache/Gegenansprüche

Es gelten die gesetzlichen Regelungen

§ 16 - Veränderungen der Mietsache durch den Mieter

16.1	Veränderungen an und in der Mietsache, insbesondere Um- und Einbauten, Installationen und dergleichen dürfen nur mit schriftlicher Einwilligung des Vermieters vorgenommen werden.

16.2	Gas-, Elektro- und sonstige Geräte dürfen nur in dem Umfang an das vorhandene Leitungsnetz angeschlossen werden, als die für die Mietsache vorgesehene Belastung nicht überschritten wird.

§ 17 - Veränderungen der Mietsache durch den Vermieter

17.1	Der Vermieter darf Ausbesserungen und bauliche Veränderungen, die zur Erhaltung oder zur Abwendung drohender Gefahren oder zur Beseitigung von Schäden oder zur Verbesserung der Mietsache und ihrer Vermietung notwendig oder zweckmäßig werden, auch ohne Zustimmung des Mieters vornehmen. Der Mieter hat die in Betracht kommenden Räume zugänglich zu halten und darf die Ausführungen der Arbeiten nicht hindern oder verzögem; andernfalls hat er den dadurch entstehenden Schaden zu ersetzen.

17.2	Auf die betrieblichen Belange des Mieters ist angemessene Rücksicht zu nehmen. Insbesondere hat der Vermieter die Durchführung solcher Arbeiten rechtzeitig anzukündigen. Die Ankündigungspflicht gilt nicht bei Gefahr im Verzug.

Seite 9 des Mietvertrages vom 21.12.2004

§ 18 - Betreten der Mietsache

Der Mieter hat während der üblichen Geschäftszelt zu gewährleisten, dass der Vermieter oder seine Beauftragten, Sachverständige und Interessenten die Mietsache zum Zwecke der Neuvermietung, des Verkaufes, zur Feststellung des Zustandes oder zur Vornahme von Arbeiten jederzeit - nach Voranmeldung - betreten und besichtigen können.

In Fällen von Gefahr im Verzug ist das Betreten der Mietsache zu jeder Tages- und Nachtzeit durch den Mieter zu ermöglichen.

§ 19 - Pfandrecht des Vermieters / Sicherheitsleistung

19.1	Der Vermieter hat für alle auch künftigen Forderungen aus diesem Vertrag ein Pfandrecht an den eingebrachten Sachen des Mieters (Büromöbel, Maschinen und sonstige Gegenstände der Geschäftsausstattung und Einrichtung).

19.2	Bei Pfändung eingebrachter Sachen durch Dritte verpflichtet sich der Mieter, den Vermieter unverzüglich unter Vorlage der Unterlagen von den Einzelheiten und dem Umfang der Pfändung zu benachrichtigen.

19.3	Der Mieter leistet zur Absicherung aller Ansprüche des Vermieters aus diesem Mietvertrag und seiner Beendigung spätestens 14 Tage vor Mietbeginn gemäß § 4.1 eine Sicherheitsleistung (Bürgschaft) in Höhe von […***…] zuzüglich vereinbarter oder geschätzter Betriebs- und Nebenkosten und zuzüglich der jeweiligen gesetzlichen Mehrwertsteuer, in Höhe von

[…***…]

[…***…]

Diese Sicherheitsleistung ist in Form einer unbedingten, unwiderruflichen, unbefristeten und selbstschuldnerlschen Bürgschaft einer in der Bundesrepublik Deutschland ansässigen Großbank zu erbringen, bei welcher die bürgende Bank auf das Recht zur Anfechtung, zur Aufrechnung, zur Hinterlegung und die Rechte und Einreden aus §§ 768, 776 BGB verzichtet und sich zur Zahlung auf erstes Anfordern durch den Vermieter verpflichtet hat.

Die Bürgschaft darf über die Bestimmung hinaus, dass die Bürgschaftsverpflichtung mit Rückgabe der Bürgschaftsurkunde durch den Vermieter an die Bürgen oder dann, wenn nach Beendigung des Mietverhältnisses sämtliche Verpflichtungen des Mieters aus dem Mietverhältnis erfüllt sind, zurückzugeben ist, gegebenenfalls um vom Vermieter in Anspruch genommene Beträge gemindert, keine weiteren Bedingungen und Einschränkungen enthalten.

***Confidential Treatment Requested

Seite 10 des Mietvertrages vom 21.12.2004

19.4	Kommt es während der Mietzeit zu einer Veränderung der Grundmiete und/oder der Betriebs- und Nebenkosten um mindestens […***…] des bisherigen monatlichen Gesamtbetrages, so ist der Mieter auf Verlangen des Vermieters zu einer entsprechenden Anpassung seiner Sicherheitsleistung binnen 14 Tagen ab Aufforderung verpflichtet.

§ 20 - Beendigung des Mietverhältnisses

20.1	Bei Beendigung des Mietverhältnisses hat der Mieter die Mietsache gereinigt in ordnungsgemäßem Zustand mit sämtlichen Schlüsseln an den Vermieter herauszugeben. Spätestens bis zum Zeitpunkt des Mietendes hat der Mieter ferner in jedem Fall notwendige, die ihm nach § 11 obliegenden Schönheitsreparaturen, Instandhaltungs- und Instandsetzungsmaßnahmen vollständig durchzuführen; andernfalls kann der Vermieter auf Kosten des Mieters ohne nochmalige Mahnung und Fristsetzung solche Reparaturen und Maßnahmen anstelle des Mieters auf dessen Kosten selbst durchführen.

20.2	Einrichtungen, mit welchen der Mieter die Mietsache versehen hat und alle von ihm etwa während der Mietzeit vorgenommenen Änderungen der Mietsache, insbesondere Ein- und Umbauten, einschließlich Beschilderungen, Reklameanlagen und sonstiger Vorrichtungen gemäß § 13 dieses Vertrages, hat der Mieter auf seine Kosten vor Auszug fachgerecht zu entfemen und den ursprünglichen Zustand der Mietsache wieder herzustellen.

Die bei Mietbeginn in den Mieträumen befindlichen Verkabelungen, der eingebaute Serverraum und die im Serverraum befindliche Klimaanlage ist nach dem Auszug des Mieters nicht zurückzubauen.

Der Vermieter kann die Ausübung dieses Wegnahmerechts durch Zahlung einer angemessenen Entschädigung abwenden, die sich nach dem Zeitwert der Einrichtung bestimmt.

Seite 11 des Mietvertrages vom 21.12.2004

§ 21 - Sonstige Vereinbarungen

21.1	Erfüllungsort und Gerichtsstand für alle sich aus diesem Vertrag ergebenden Verpflichtungen ist Mannheim.

21.2	Durch die Ungültigkeit einer oder mehrerer Bestimmungen dieses Vertrages wird die Gültigkeit der übrigen nicht betührt Für den Fall der Nichtigkeit einzelner Bestimmungen sind die Parteien verpflichtet, an ihrer SteIle eine solche Regelung zu treffen, die der ursprünglichen vorgestellten mit rückwirkender Kraft am nächsten kommt.

21.3	Nebenabreden, Änderungen, Ergänzungen und Aufhebung des Vertrages sind nur wirksam, wenn sie schriftlich vereinbart werden. Das gleiche gilt für Zusagen und Zustimmungen aller Art. Auf die Schriftform kann nur schriftlich und ausdrücklich verzichtet werden. Insbesondere bedürfen der Schriftform alle im Rahmen dieses Vertrages anfallenden Erklärungen, wie Kündigungen, Zustimmungen, Genehmigungen und dergleichen.

21.4	Der in den Büroräumen eingebaute Serverraum, inklusive der technischen Einrichtungen (z.B. zusätzliche Verkabelung, Klimaanlage) sowie die zusätzliche Türschließanlage incl. der Installationen verbleibt beim Auszug des Mieters in den Räumlichkeiten.

21.5	Auf die zu diesem Vertrag gehörenden AnIagen I - II wird Bezug genommen.

Essen, den 06.01.2005	Munich, den 22.12.04

[Illegible Signature]	[Illegible Signature]
(Vermieter)	(Mieter)

Seite 12 des Mietvertrages vom 21.12.2004

Anlage I zum Mietvertrag AHV / Fa. Nitec Pharma

AUFSTELLUNG DER BETRIEBS- UND NEBENKOSTEN

Betriebskosten und Nebenkosten sind nachstehende Kosten, die dem Eigentümer durch das Eigentum am Grundstück oder durch den Bestimmungsmäßigen Gebrauch des Gebäudes oder der Wirtschaftseinheit, der Nebengebäude, Anlagen, Einrichtungen und des Grundstückes laufend entstehen, es sei denn, dass sie üblicherweise vom Mieter außerhalb der Miete unmittelbar getragen werden:

1.	Die laufenden öffentlichen Lasten des Grundstücks

Hierzu gehört namentlich die Grundsteuer.

2.	Die Kosten der Wasserversorgung

Hierzu gehören die Kosten des Wasserverbrauchs, die Grundgebühren und die Zählermiete, die Kosten der Verwendung von Zwischenzählern und die Kosten des Betriebs.

3.	Die Kosten der Entwässerung

Hierzu gehören die Gebühren für die Benutzung einer öffentlichen Entwässerungs-anlage, inklusiv der Einleitung von Regenwasser und die Kosten des Betriebs.

4.	Die Kosten der Heizungsanlage

Hierzu gehören die Kosten des Betriebs und der Reinigung

a)	der Heizungsanlage sowie die Kosten der Verwendung einer messtechnischen Ausstattung zur Verbrauchserfassung. Heizungsanlagen können z.B. zentrale Heizungsanlage oder mit der Warmwasserversorgungsanlage verbundene Heizungsanlagen, zentrale Brennstoffversorgungsanlagen oder Etagenheizungen sein;

b)	die Kosten der Versorgung mit Fernwärme und die Kosten des Betriebes

c)	die Kosten der Ablesung und Auswertung der Geräte zur Verbrauchserfassung.

Seite 13 des Mietvertrages vom 21.12.2004

5.	Die Kosten der Warmwasserversorgung

Hierzu gehören die Kosten des Betriebs und der Reinigung

a)	der Warmwasserversorgungsanlagen, wie z. B. zentrale oder mit der Heizungs-anlage verbundene Warmwasserversorgungsanlagen;

b)	die Kosten der Versorgung mit Femwarmwasser und die Kosten des Betriebs der zugehörigen Hausanlagen;

c)	der Warmwassergeräte und Geräte zur Verbrauchserfassung;

d)	die Kosten der Ablesung und Auswertung der Geräte zur Verbrauchserfassung.

6.	Die Kosten der Klima-, Be- und Entlüftungsanlagen

Hierzu gehören die Kosten des Betriebs

7.	Die Kosten des maschinellen Personen- oder Lastenaufzuges

Hierzu gehören die Kosten des Betriebsstroms, die Kosten der Beaufsichtigung, der Bedienung, Überwachung und Pflege der Anlage, der regelmäßigen Prüfung ihrer Betriebsbereitschaft und Betriebssicherheit einschl. der Einstellung durch einen Fachmann und die Kosten der Reinigung.

8.	Die Kosten der Straßenreinigung und MüIlabfuhr

Hierzu gehören die für die öffentliche Straßenreinigung und Müllabfuhr zu entrichtenden Gebühren und die Kosten entsprechender nicht öffentlicher Maßnahmen.

9.	Die Kosten der Reinigung und Ungezieferbekämpfung

Zu den Kosten der Reinigung gehören u. a. die Kosten für die Säuberung des Objektes, u. a. der Zugänge, Eingangsbereiche, Flure, Treppenhäuser, Keller, Bodenräume, Waschküchen, Technikräumen, Aufzugsfahrkörbe sowie Fassaden bzw. die Glasreinigung.

10.	Die Kosten der Außenanlagen

Hierzu gehören die Kosten der Pflege gartnerisch angelegtër Flächen einschl. der Erneuerung von. Pflanzen und Gehölzen, der Pflege von Spielplätzen einschl. der Erneuerung von Sand. Des Weiteren die Pflege, Reinigung, Räumung und Streuung von Plätzen, Zugängen und Zufahrten, die dem nicht öffentlichen Verkehr dienen.

Seite 14 des Mietvertrages vom 21.12.2004

11.	Die Kosten der Beleuchtung

Hierzu gehören die Kosten des Stroms für die Außenbeleuchtung und die Beleuchtung der allgemeinen Gebäudetelle des Objektes, wie z.B. Zugänge, Eingangsbereiche, Flure, Treppenhäuser, Keller, Bodenräume, Waschküchen und Technikräume.

12.	Die Kosten der Schornsteinreinigung

Hierzu gehören die Kehrgebühren nach der maßgebenden Gebührenordnung.

13.	Die Kosten der Versicherungen

Hierzu gehören die Kosten aller Versicherungen, die für das Objekt abgeschlossen werden, wie Gebäudeversicherung mit “all-risk”-Deckung, Glasversicherung, Haft-pflichtversicherung für das Gebäude, den Oltank, den Aufzug, sowie Mietverlustver-sicherung.

14.	Die Kosten für den Hauswart, des Portiers bzw. Pförtners und des sonstigen für den Betrieb des Gebäubes benötigten Personals

Hierzu gehören u.a. die Personalnebenkosten sowie Sondervergütungen.

15.	Die Kosten für Beschilderung und Werbeanlagen

Hierzu gehören die Kosten für die Anbringung und den Betrieb von Beschilderungs- und Reklameanlagen. Zu Beschilderungsanlagen gehören z. B. Firmen-, Namens-, Lage- und Informationsbeschilderungen.

16.	Die Kosten des Objektmanagements

Hierzu gehören die Kosten des Objektmanagements mit technischer und kaufmännischer Betreuung.

17.	Die Kosten der Blilzschutzanlage

18.	Die Kosten der Garagen

Hierzu gehören die Kosten des Betriebs und die Reinigung und Wartung der Garagenanlagen.

19.	Die Kosten des Betriebsstroms

Hierzu gehören die Kosten des Betriebsstroms für die gemeinschaftlichen Gebäudeteile und -anlagen, soweit sie nicht von den Nutzem selbst getragen werden oder in den vorgenannten Punkten beinhaltet sind.

20.	Die Kosten für Wartungen

Hierzu gehören die Kosten für alle Wartungsarbeiten, die im Objekt durchgeführt werden und nicht in den vorgenannten Punkten beinhaltet sind.

Seite 15 des Mietvertrages vom 21.12.2004

21.	Sonstige öffentliche Gebühren

22.	Die Kosten

des Betriebs

a)	der Gemeinschafts-Antennenanlage bzw.

b)	der mit einem Breitbandkabelnetz verbundenen privaten Verteileranlage bzw.

c)	der Satellitenempfangsanlage

23.	Die Kosten für die Objektbewachung und Sicherheitseinrichtungen

Hierunter gehören die Kosten für regelmäßige und besondere Be- und Überwachungsmaßnahmen sowie die Kosten für Fertigung, Anbringung und Betrieb für Sicherheitseinrichtungen.

24.	Die Kosten sonstiger Geräte

Hierzu gehören die Kosten des Betriebs z. B. maschineller Wasch- und Trockeneinrichtungen.

25.	Die Kosten der Mietnebenkostenkonten

Hierzu gehören die Kapitalkosten der Mietnebenkostenkonten, wie z. B. Bearbeitungsgebühren, Kontogebühren, Sollzinsen.

26.	Sonstige Betriebskosten

Das sind die in den Nummern 1 bis 25 nicht genannten Betriebskosten, namentlich die Betriebskosten von Nebengebäuden, Anlagen und Einrichtungen.

Essen, den 06.01.2005	Mannheim, den 22.12.04

[Illegible Signature]	[Illegible Signature]
(Vermieter)	(Mieter)
Alters- und Hinterbliebenen-Versorgungsstelleder Technischen Überwachungs-Vereine (VVaG)
Kurfürstenstraße 56 - 45138 Essen

Seite 16 des Mietvertrages vom 21.12.2004

WC
WC
WC

Anlage II zum Mietvertrag AHV / Nitec
Joseph-Meyer-Str. 13-15
2. OG

Nachtrag Nr. 1 zum Mietvertrag vom 06.01.2005 / 22.12.2004

Objekt: Janus-Office-Center,

Josef-Meyer-Str. 13-15, 68167 Mannheim

zwischen

Alters- und Hinterbliebenen Versicherung der

Technischen Überwachungsvereine VVaG

Kurfürstenstr. 56

45138 Essen

UST ID: DE 11 98 24807

Vertreten durch den Geschf. Vorstand Herr Dr. rer. Pol. G. Wiedemann und

Firma

Nitec Pharma GmbH

Joseph-Meyer-Str. 13-15

68167 Mannheim

vertreten durch den Geschäftsführer Herr Jochen Mattis

- nachstehend Mieterin genannt

1.	Änderung zu § 1 Mietgegenstand

Die Mietfläche wird um 57,65 m2 im 1. OG erweitert. Der Grundriss ist als Anlage 1 zum Nachtrag beigelegt.

3.	Änderung zu § 4 Mietzins, Nebenkosten und Mehrwertsteuer

Der Mietzins für das 1. OG setzt ab dem 01.02.2006 wie folgt zusammen:

Bürofläche seither	171,18 m2	x	[…***…]	[…***…]
Bürofläche neu	57,65 m2	x	[…***…]	[…***…]
4 Tiefgaragenstellplätze				[…***…]
Nebenkostenvorauszahlung	228,83 m2	x	[…***…]	[…***…]
Zwischensumme netto				[…***…]
Mehrwertsteuer 16%				[…***…]
Summe brutto gesamt				[…***…]

***Confidential Treatment Requested

Seite 1 des Nachtrags vom 07.12.2005

4.	Sonstiges

1.	Der Vermieter übernimmt auf seine Kosten die Umverlegung der Strom- und Serverleitungen, sowie das Teppichverlegen der neu angemieteten Räume.

Der Mieter übernimmt die Kosten der Verschiebung der Wande.

2.	Sämtliche übrigen Bestimmungen des Hauptmietvertrags vom 06.01.2005/ 22.12.2004 gelten unverändert fort.

Essen, den 30.01.06	Mannheim, den 13.01.06

Alters- und Hinterbliebenen Versicherung	Fa. Nitec Pharma GmbH
der Technischen Oberwachungsvereine VVAG	Joseph-Meyer-Str. 13-15
Kurfürstenstr. 58
45138 Essen	68167 Mannheim

[Illegible Signature]	[Illegible Signature]
(Vermieterin)	(Mieterin)
Alters- und Hinterbliebenen-Versicherungder Technischen Überwachungs-Vereine (VVAG)
Kronprinzenstr. 30 45128 Essen

Seite 2 des Nachtrags vom 07.12.2005

Anlage zum Nachtrag

102
32,4 m²
101
27,41 m²
WC1
8,44 m²
WC2
8,96 m²
TH4
4,87 m²
TH3
6,5 m²
TH1
15,18 m²
113
21,29 m²
112
24,55 m²
TH2
3,06 m²
103
21,07 m²
F2
57,13 m²
F1
14,5 m²
F3
46,82 m²
111
20,61 m²
110
21,33 m²
104
24,68 m²
105
17,03 m²
106
19,31 m²
107
19,06 m²
108
19,28 m²
WC3
10,97 m²
109
19,55 m²

HV Gebäude
Obergeschoß
sef-Mayer-Straße 13-15
167 Mannheim

Nachtrag Nr. 2 zum Mietvertrag vom 06.01.2005 / 22.12.2004

Objekt: Janus-Office-Center,

Josef-Meyer-Str. 13-15, 68167 Mannheim

zwischen

Alters- und Hinterbliebenen-Versicherung der

Technischen Überwachungs-Vereine VVaG

Kronprinzenstr. 30

45128 Essen

UST ID: DE 11 98 24807

Vertreten durch den Vorstand Herr Dr. rer. pol. G. Wiedemann und Herr Ralf Heynck

UST ID: DE 11 98 24807

und

Firma

Nitec Pharma GmbH

Joseph-Meyer-Str. 13-15

68167 Mannheim

vertreten durch den Geschäftsführer Herr Dr. Achim Schäffler

- nachstehend Mieterin genannt -

1.	Änderung zu § 1 Mietgegenstand

Die Mietfläche wird ab 01.02.2007 um 214,17 m2 im 1. OG erweitert. Somit wird das komplette 1. OG von der Mieterin belegt. Die Gesamtfläche beträgt 443 m2.

2.	Änderung zu § 4 Mietzeit und Kündigung

Das Mietverhältnis veriängert sich ab 01.02.2007 für das komplette 1. OG um weitere 2 Jahre bis zum 31.01.2009

3.	Änderung zu § 5 Mietzins

Kaltmiete Bürofläche 1. OG	443 m2	á	[…***…]	[…***…]
Tiefgaragenplätze 125,126,127,128
Stellplätze Nr. 33+32				[…***…]

Summe Kaltmiete				[…***…]
+ Nebenkostenvorauszahlung	443 m2	á	[…***…]

Summe Warmmiete netto + 19 % MwSt.				[…***…]

Summe gesamt				[…***…]

***Confidential Treatment Requested

Seite 1 des Nachtrags Nr. 2 AHV/Nitec

4.	Sonstiges

1.	Der Mieter übernimmt auf seine Kosten die Verlegung der Strom- und Serverleitungen, sowie den Abbruch der eingezogenen Wand.

2.	Der Vermieter übernimmt die Kosten für das Verlegen von Teppich in den neu angemieteten Räumen.

3.	Sämtliche übrigen Bestimmungen des Hauptmietvertrags vom 06.01.2005/ 22.12.2004 gelten unverändert fort.

Essen, den	Mannheim, den 03. January 2007

Alters- und Hinterbilebenen-Versicherung der	Fa. Nitec Pharma GmbH
Technischen Überwachungs-Vereine-VVaG-	Joseph-Meyer-Str. 13-15
Kronprinzenstr. 30

45128 Essen	68167 Mannheim

[Illegible Signature]	[Illegible Signature]
(Vermieterin)	(Mieterin)

Seite 2 des Nachtrags Nr. 2 AHV/Nitec

Nachtrag Nr. 3 zum Mietvertrag vom 06.01.2005 / 22.12.2004

Objekt: Janus-Office-Center,

Josef-Meyer-Str. 13-15, 68167 Mannheim

zwischen

Alters- und Hinterbliebenen-Versicherung der

Technischen Überwachungs-Vereine VVaG

Kronprinzenstr. 30

45128 Essen

UST ID: DE 11 98 24807

Vertreten durch den Vorstand Herr Dr. rer. pol. G. Wiedemann und Herr Ralf Heynck

- nachstehend Vermieter genannt -

und

Firma

Nitec Pharma GmbH

Joseph-Meyer-Str. 13-15

68167 Mannheim

vertreten durch den Geschäftsführer Herr Dr. Achim Schäffler

- nachstehend Mieterin genannt -

1.	Änderung zu § 1 Mietgegenstand

Die Mietfläche wird ab 01.04.2008 um 247,29 m2 im 5. OG erweitert.

Somit beträgt die Gesamtfläche neu 690,29 m2 (1. und 5. OG)

2.	Änderung zu § 5 Mietzins

Der Mietzins für setzt sich ab 01.04.08 wie folgt zusammen:

Kaltmiete Bürofläche 1. OG	443,00 m2	á	[…***…]	[…***…]
Kaltmiete Bürofläche 5. OG	247,29 m2	á	[…***…]	[…***…]
Tiefgaragenplätze 125,126,127,128,132,133				[…***…]
Stellplätze Nr. 32+33+10+11+2				[…***…]

Summe Kaltmiete				[…***…]
+ Nebenkostenvorauszahlung	690,29 m2	á	[…***…]	[…***…]

Summe Warmmiete netto				[…***…]
+ 19 % MwSt.				[…***…]

Summe gesamt				[…***…]

***Confidential Treatment Requested

Seite 1 des Nachtrags Nr. 3 AHV/Nitec

4.	Sonstiges

1.	Der Mieter übernimmt auf seine Kosten die Malerarbeiten und Teppichreinigung in den Büroräumen im 5 OG.

2.	In Büroräumen, in welchen der Teppichboden sehr stark abgenutzt ist, ersetzt der Vermieter den Teppichboden.

3.	Der Vermieter übernimmt die Kosten einer Geschirrspülmaschine.

4.	Die Möbel im 5. OG gehen kostenfrei auf die Firma Nitec Pharrna über.

5.	Samtliche übrigen Bestimmungen des Hauptmietvertrags vom 06.01.2005/ 22.12.2004 gelten unverändert fort.

Essen, den	Mannheim, den 04, April 2008

Alters- und Hinterbliebenen-Versicherung der	Fa. Nitec Pharma GmbH
Technischen Überwachungs-Vereine VVaG	Joseph-Meyer-Str. 13-15
Kronprinzenstr. 30

45128 Essen	68167 Mannheim

[Illegible Signature]	[Illegible Signature]
(Vermieterin)	(Meiterin)

Anlage I: Grundriss 5. OG

Anlage II: Stellplatze Tiefgarage und Erdgeschoss

Seite 2 des Nachtrags Nr. 2 AHV/Nitec

Anlage I zum Nachtrag Nr. 3

TH1
10,18 m²
TH4
4,87 m²
TH3
6,5 m²
TH2
3,08 m²
511
26,76 m²
510
41,7 m²
F1
14,5 m²
F3
59,8 m²
508
33,41 m²
WC3
10,36 m²
509
27,31 m²

AHV Gebäude
5. Obergeschoß
Josef-Mayer-Straße 13-15
68167 Mannheim

Seite 3 des Nachtrags Nr. 2 AHV/Nitec

Anlage II zum Mietvertrag

17
16
15
14
13
12
11
10
9
8
7
6
5
4
3
2
1
18
19
38
37
36
35
45
44
43
42
41
40
39
28
29
30
31
32
33
34
20
21
22
23
24
27
26
25

Seite 5 des Nachtrags Nr. 2 AHV/Nitec

Seite 6 des Nachtrags Nr. 2 AHV/Nitec

7.1.5

Nachtrag Nr. 4 zum Mietvertrag vom 06.01.2005 / 22.12.2004

Objekt: Janus-Office-Center,

Josef-Meyer-Str. 13-15, 68167 Mannheim

Zwischen

Alters-und Hinterbliebenen-Versicherung der

Technischen Überwachungs-Vereine VVaG

Kronprinzenstr. 30

45128 Essen

UST ID: DE 11 98 24807

Vertreten durch den Vorstand Herr Dr. rer. pol. G. Wiedemann und Herr Ralf Heynck

- nachstehend Vermieter genannt -

und

Firma

Nitec Pharma GmbH

Joseph-Meyer-Str. 13-15

68167 Mannheim

vertreten durch den Geschäftsführer Herr Dr. Achim Schäffler

- nachstehend Mieterin genannt -

1.	Änderung zu § 4 Mietzeit und Kündigung

Das Mietverhältnis verlängert sich für die gesamte angemietete Fläche bis zum 31.12.2010.

2.	Sonstiges

Sämtliche übrigen Bestimmungen des Hauptmietvertrags vom 06.01.2005/ 22.12.2004 nebst allen Nachträgen gelten unverändert fort.

Essen, den 24.09.2008	Mannheim, den 18 SEPT 2008

Alters- und Hinterbliebenen-Versicherung der Technischen Überwachungs-Vereine VVaG Kronprinzenstr. 30	Fa. Nitec Pharma GmbH Joseph-Meyer-Str. 13-15

45128 Essen	68167 Mannheim

[Illegible Signature]	[Illegible Signature]
(Vermieterin)	(Mieterin)

Seite 1 des Nachtrags Nr. 4 AHV/Nitec

Nachtrag Nr. 5 zum Mietvertrag vom 06.01.2005/22.12.2004

Objekt: Janus-Office-Center,

Josef-Meyer-Str. 13-15, 68167 Mannheim

Zwischen

Alters- und Hinterbliebenen-Versicherung

der Technischen Uberwachungs-Vereine VVaG

Kronprinzenstr. 30

45128 Essen

UST ID: DE 11 98 24807

Vertreten durch den Vorstand Herr Dr. rer pol. G Wiedemann and Herr Ralf Heynck

- nachstehend Vermieter genannt -

und

Firma

Nitec Pharma GmbH

Joseph-Meyer-Str. 13-15

68167 Mannheim

vertreten durch den Geshäftsführer Herr Dr. Achim Schäffler

- nachstehend Mieterin genannt -

1.	Änderung zu § 1 Mietsache

Die Mieterin mietet ab 01.04.2009 zusätzlich einen Lagerraum im Erdgeschoss an.

2.	Änderung zu § 5 Mietzins

Somit ended sich die monatliche Mietzahlung ab 01.04.09 wie folgt:

Kaltmiete Burof1äche 1. OG	443,00 m2	á	[…***…]	[…***…]	€
Kaltmiete Buroffäche 5 OG	247,29 m2	á	[…***…]	[…***…]	€
Lagerfläche EG	18,50 m2	á	[…***…]	[…***…]	€
Tiefgaragenplätze 125,126,127,128,132,133				[…***…]	€
Stellplatze Nr 32+33+10+11+2				[…***…]	€

Summe Kaltmiete				[…***…]	€
+ Nebenkostenvorauszahlung	690,29 m2	á	[…***…]	[…***…]	€

Summe Warmmiete netto				[…***…]	€
+ 19 % MwSt.				[…***…]	€

Summe gesamt				8.910,55	€

***Confidential Treatment Requested

3,	Sonstiges

Samtliche übrigen Bestimmungen des Hauptmietvertrags vom 06.01 2005/ 22 12.2004 nebst allen Nachirägen gelten unverandert fort

Essen, den 12.3.09	Mannheim, den 12.03.09

Alters- und Hinterbliebenen-Versicherung der	Fa. Nitec Pharma GmbH
Technischen Überwachungs-Vereine VVaG	Joseph-Meyer-Str. 13-15
Kronprinzenstr. 30

45128 Essen	68167 Mannheim

[Illegible Signature]	[Illegible Signature]
(Vermieterin)	(Mieterin)
Alters- und Hinterbliebenen-Versicherungder Technischen Überwachungs-Vereine (VVaG)
Kronprinzenstr. 30 45128 Essen

Seite 2 des Nachtrags Nr. 5 AHV/Nitec

Nachtrag Nr. 6 zum Mietvertrag vom 06.01.2005 / 22.12.2004

Objekt: Janus-Office-Center,

Josef-Meyer-Str. 13-15, 68167 Mannheim

Zwischen

Alters- und Hinterbliebenen-Versicherung der

Technischen Überwachungs-Vereine-VVaG-

Kurfürstenstr. 56, 45128 Essen

UST ID: DE 11 98 24807

Vertreten durch den Vorstand Herr R Heynck und Frau S. Schwierz

- nachstehend Vermieter genannt -

und

Firma

Horizon Pharma GmbH

ehemals Fa. Nitec Pharma GmbH

Joseph-Meyer-Str. 13-15, 68167 Mannheim

vertreten durch den Geschäftsführer Herr Dr. Achim Schäffler

- nachstehend Mieterin genannt -

Präambel

Die Fa. Nitec Pharma GmbH wurde am 22.06.2010 in Horizon Pharma GmbH umbenannt. Sämtliche Rechte und Pflichten aus dem bestehenden Mietvertrag gehen somit zeitgleich auf die Firma Horizon Pharma GmbH über.

1.	Änderung zu § 4 Mietzeit und Kündigung

Das Mietverhältnis verlängert sich für die gesamte angemietete Fläche bis zum 31.12.2011.

2.	Sonstiges

Sämtliche übrigen Bestimmungen des Hauptmietvertrags vom 06.01.2005/ 22.12.2004 nebst allen Nachträgen gelten unverändert fort.

Essen, den	26.8.2010	Mannheim, den	19.Aug.2010

Alters- und Hinterbliebenen-Versicherung der Technischen Überwachungs-Vereine VVaG Kronprlnzenstr.30 45128 Essen		Fa. Horizon Pharma GmbH Joseph-Meyer-Str. 13-15 68167 Manneheim

/s/ illegible		/s/ Achim Schäffler
(Vermieterin) Alters- und Hinterbliebenen-Versicherung der Technischen Überwachungs-Veriene (VVaG) Kurfürstenstr. 56 • 45138 Essen		(Mieterin)

Seite 1 des Nachtrags Nr. 6 AHV/Horizon

Sitz: München

Amtsgericht München HRB 89 260

HypoVereinsbank München 2 450 577

BLZ 700 202 70

USt-IdNr. DE129484259

Informationen gemäß § 2 Abs. 1 DL-InfoV

unter www.tuev-sued.de/impressum

Geschäftsführer: Dipl.-Ing. Wolfgang Berger 690580 v2/SD	Telefon: +49 711 7005-211 Telefax: +49 711 7005-312 www.tuev-sued.de TÜV®	TÜV SÜD Immobilien Service GmbH Gottlieb-Daimler-Straße 7 70794 Filderstadt Deutschland

7.1.4

Mietvertrag über

Stellplätze

Joseph-Meyer-Str. 13-15, 68167 Mannheim

Zwischen

Alters-und Hinterbliebenen

Versicherung der

Technischen Uberwachungsvereine VVaG

Kurfurstenstr. 56

45138 Essen

UST ID: DE 11 98 24807

Vertreten durch den Geschf. Vorstand Herr Dr. rer. Pol. G. Wiedemann und

Firma

Nitec Pharma GmbH

Joseph-Meyer-Str. 13-15

68167 Mannheim

vertreten durch den Geschaftsführer Herr Jochen Mattis

-nachstehend Mieterin genannt-

1.	Mietobjekt

Der Mieter mietet ab 01.08.2007 in der Joseph-Meyer-Str. 13-15, 68167 Mannheim nachstehende Stellpätze an:

Stellplatz Nr. 10+11	á	[…***…]	[…***…]
+ 16% MwSt.			[…***…]

monatliche Stellplatzmiete gesamt			[…***…]

2.	Kündigung

Der Mietvertrag kann von beiden Parteien mit einer Frist von 1 Monat gekündigt werden.

***Confidential Treatment Requested

Filderstadt, den 07.08.07	Mannheim, den [Illegible]

TUV SUD Immobillien Servico GmbH	Nitec Pharma GmbH Joseph-Meyer-Strafle 13-15 68167 Mannheim
[Illegible]

[Illegible Signature]	[Illegible Signature]
(Vermieter)	(Mieter)

2.